AMENDMENT NO. 3
and
SCHEDULED DETERMINATION
OF THE BORROWING BASE
dated as of September 14, 2007
to the SENIOR CREDIT AGREEMENT
dated as of November 21, 2006
among
SANDRIDGE ENERGY, INC.
as the Borrower,
BANK OF AMERICA, N.A.,
as Administrative Agent, Swing Line Lender and L/C Issuer
and
The Other Lenders Party Thereto
BANC OF AMERICA SECURITIES LLC,
Sole Lead Arranger and Sole Book Manager

AMENDMENT NO. 3
AND SCHEDULED DETERMINATION OF THE BORROWING BASE
     AMENDMENT AND SCHEDULED DETERMINATION (this “Amendment and Determination”) dated as of September 14, 2007 under the Senior Credit Agreement dated as of November 21, 2006 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”) among SANDRIDGE ENERGY, INC., a Delaware corporation (f/k/a Riata Energy, Inc.) (the “Borrower”), each LENDER from time to time party thereto and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”), Swing Line Lender and L/C Issuer.
     WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth herein; and
     WHEREAS, the Administrative Agent proposes to increase the Borrowing Base amount in accordance with the Scheduled Determination procedure set forth in Section 2.05 of the Credit Agreement;
     NOW, THEREFORE, the parties hereto agree as follows:
     SECTION 1. Defined Terms. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.
     SECTION 2. Amendments to the Credit Agreement. The Credit Agreement is hereby amended as follows:
     (a) Section 1.01 of the Credit Agreement is amended by adding, in appropriate alphabetical order, the following defined terms:
     “Oklahoma Properties” means certain properties in Oklahoma City which include the former Kerr-McGee Tower, the surrounding buildings and the three parking lots.
     “Piñon Field Interests” means 35 BCFE working interest in the Piñon Field.
     (b) The definition of “Consolidated Leverage Ratio” set forth in Section 1.01 of the Credit Agreement is amended by adding the following proviso at the end thereof: “; provided that for purposes of determining the Consolidated Leverage Ratio as of September 30, 2007, December 31, 2007, March 31, 2008,

June 30, 2008 and September 30, 2008, the amount in (b) shall equal Consolidated EBITDAX for the quarter ended on such date multiplied by four.”
     (c) Section 7.01 of the Credit Agreement is amended by renaming clauses (o) and (p) thereof as clauses (q) and (r), respectively, and adding new clauses (o) and (p) thereto that read in their entirety as follows:
     “(o) Liens on Oklahoma Properties securing Indebtedness permitted by Section 7.03(j);
     (p) Liens on Piñon Field Interests securing Indebtedness permitted by Section 7.03(k);”
     (d) Section 7.02 of the Credit Agreement is amended by renaming clauses (i) and (j) thereof as clauses (j) and (k), respectively, and adding a new clause (i) thereto that reads in its entirety as follows:
     “(i) Investments in Oklahoma Properties in an aggregate amount not exceeding $20,000,000;”
     (e) Section 7.03 of the Credit Agreement is amended by deleting Section 7.03(b) in its entirety and by substituting in lieu thereof the new Section 7.03(b) to read in its entirety as follows:
     “(b) Indebtedness in respect of the Bridge Facility and any refinancing thereof, provided that (i) the principal amount of such Indebtedness does not exceed $1,200,000,000, and (ii) such refinancing (A) is unsecured, (B) requires no scheduled amortization prior to the 6th anniversary of the Closing Date and (C) is otherwise on market terms and conditions;”
     (f) Section 7.03 of the Credit Agreement is amended by deleting Section 7.03(h) in its entirety and by substituting in lieu thereof the new Section 7.03(h) to read in its entirety as follows:
     “(h) Indebtedness incurred by Lariat, and Guarantees of the Borrower in respect of such Indebtedness; provided that the principal amount of Indebtedness of Lariat guaranteed by the Borrower pursuant to this subsection (h) or otherwise shall at no time exceed $125,000,000;”
     (g) Section 7.03 of the Credit Agreement is amended by renaming clauses (j) and (k) thereof as clauses (l) and (m), respectively, and adding new clauses (j) and (k) thereto that read in their entirety as follows:
     “(j) Indebtedness incurred to finance Investments in Oklahoma Properties in an aggregate principal amount not exceeding $20,000,000;

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     (k) Indebtedness incurred to finance Investments in the Piñon Field Interest in an aggregate principal amount not exceeding $50,000,000;”
     (h) Section 7.11 of the Credit Agreement is amended by deleting Section 7.11(b) in its entirety and by substituting in lieu thereof the new Section 7.11(b) to read in its entirety as follows:
     “(b) Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio as of the end of any fiscal quarter of the Borrower to be greater than 4.5:1.0.”
     SECTION 3. Proposal to Increase the Borrowing Base. Based on the Engineering Report and other information concerning the businesses and properties of the Borrower and its Subsidiaries (including their Oil and Gas Properties and the reserves and production relating thereto) received pursuant to Sections 2.05(b)(i) and 6.01(e) of the Credit Agreement by the Administrative Agent from the Borrower, the Administrative Agent, pursuant to Sections 2.05(b)(i) and 2.05(b)(iii) of the Credit Agreement, hereby proposes to the Lenders for their approval to increase the amount of the Borrowing Base from $400,000,000 to $700,000,000.
     SECTION 4. Approval by Lenders. In accordance with Section 2.05(b)(iii) of the Credit Agreement, the undersigned Lenders hereby approve the new amount of the Borrowing Base as proposed by the Administrative Agent under Section 3 above.
     SECTION 5. Reallocation of Commitments.
     (a) On the effective date of the increase of the Borrowing Base pursuant to this Amendment and Determination, (i) each Person listed on the signature pages hereof which is not a party to the Agreement (a “New Lender”) shall become a Lender party to the Agreement and (ii) the Commitment and Applicable Percentage of each Lender shall be reset and shall equal to such amounts and percentages set forth opposite such Lender’s name on Schedule A attached hereto (such Commitments and Applicable Percentages as so reset, the “Reallocated Commitments”). Any Lender under the Agreement not listed on Schedule A (a “Departing Lender”) shall upon such effectiveness cease to be a Lender party to the Agreement and all accrued fees and other amounts payable under the Agreement for the account of each Departing Lender shall be due and payable on such date; provided that the provisions of Article III and Section 10.04 shall continue to inure to the benefit of each Departing Lender.
     (b) On the effective date of the Reallocated Commitments pursuant to this Amendment and Determination:

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     (i) the Borrower shall prepay each Loan then outstanding in its entirety and, to the extent the Borrower elects to do so and subject to the conditions specified in Section 4.02 of the Credit Agreement, the Borrower shall reborrow Committed Loans from the Lenders in proportion to their respective Reallocated Commitments, so that all outstanding Committed Loans are held by the Lenders in such proportion; and
     (ii) the participations in all outstanding Letters of Credit shall be determined such that all L/C Obligations are held by the Lenders in proportion to their respective Reallocated Commitments.
     (c) The foregoing is intended to effect (i) a reallocation of the Commitments within the limits of the existing Commitments and (ii) a reallocation of the outstanding Loans in accordance with the Commitments as so reallocated, and is not a novation of the credit facility under the Credit Agreement or of the Loans thereunder, and shall have no effect on any Lien securing the Obligations.
     SECTION 6. Fee. On the effective date of the increase of the Borrowing Base pursuant to this Amendment and Determination, the Borrower shall pay to the Administrative Agent for the account of the Lenders ratably (after giving effect to Reallocated Commitments) a fee equal to 0.125% of the amount of the Borrowing Base increase contemplated hereby.
     SECTION 7. Representations of the Borrower. The Borrower represents and warrants that, after giving effect to this Amendment and Determination in whole or in part pursuant to Section 9 hereof, (i) the representations and warranties of the Borrower set forth in Article V of the Credit Agreement will be true and (ii) no Default will have occurred and be continuing.
     SECTION 8. Governing Law. This Amendment and Determination shall be governed by and construed in accordance with the laws of the State of New York.
     SECTION 9. Counterparts. This Amendment and Determination may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page of this Amendment and Determination by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.
     SECTION 10. Effectiveness. The amendments to the Credit Agreement set forth in Section 2 of this Amendment and Determination shall become effective on and as of the date hereof provided that the Administrative Agent shall have received counterparts hereof signed by each of the Required Lenders and the Borrower. The increase in the amount of the Borrowing Base pursuant to Sections 3, 4 and 6 of this Amendment and Determination, and the change in the

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Commitments and Applicable Percentages of the Lenders pursuant to Section 5 of this Amendment and Determination, shall become effective on and as of the date hereof provided that the Administrative Agent shall have received counterparts hereof signed by each of the Lenders (including each New Lender and Departing Lender) and the Borrower.
[Signature Pages Follow]

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Determination to be duly executed as of the date first above written.
Proposed and Acknowledged by:
ADMINISTRATIVE AGENT
BANK OF AMERICA, N.A., as Administrative Agent

By:
/s/ Suzanne M. Paul

Name: Suzanne M. Paul
Title: Vice President

Approved	by:

BORROWER

SANDRIDGE ENERGY, INC.

By:	/s/ Tom L. Wand

Name: Tom L. Wand
Title: Chairman and CEO

LENDERS

BANK OF AMERICA, N.A., as Lender

By:	/s/ Charles W. Patterson

Name: Charles W. Patterson
Title: Managing Director

UNION BANK OF CALIFORNIA, N.A.

By:	/s/ Whitney Randolph

Name: Whitney Randolph
Title: Investment Banking Officer

ROYAL BANK OF CANADA
By:	/s/ Don J. McKinnerney
	Name:	Don J. McKinnerney
	Title:	Authorized Signatory

BARCLAYS BANK PLC
By:	/s/ Joseph Gyurindak
	Name:	Joseph Gyurindak
	Title:	Director

CREDIT SUISSE, CAYMAN ISLANDS BRANCH
By:	/s/ Vanessa Gomez
	Name:	Vanessa Gomez
	Title:	Vice President

By:	/s/ Morenikeji Ajayi
	Name:	Morenikeji Ajayi
	Title:	Associate

BANK OF OKLAHOMA, N.A.
By:	/s/ Mike Weatherholt
	Name:	Mike Weatherholt
	Title:	Officer

COMERICA BANK
By:	/s/ Peter L. Sefzik
	Name:	Peter L. Sefzik
	Title:	Vice President

THE BANK OF NOVA SCOTIA
By:	/s/ David G. Mills
	Name:	David G. Mills
	Title:	Director

SUNTRUST BANK
By:	/s/ Sean Roche
	Name:	Sean Roche
	Title:	Vice President

THE ROYAL BANK OF SCOTLAND
By:	/s/ Lucy Walker
	Name:	Lucy Walker
	Title:	Vice President

BMO CAPITAL MARKETS FINANCING, INC.
By:	/s/ Mary Lou Allen
	Name:	Mary Lou Allen
	Title:	Vice President

AMARILLO NATIONAL BANK
By:	/s/ Sha Gearn
	Name:	Sha Gearn
	Title:	Vice President

MIDFIRST BANK
By:	/s/ James P. Boggs
	Name:	James P. Boggs
	Title:	Senior Vice President

U.S. BANK NATIONAL ASSOCIATION
By:	/s/ Daria Mahoney
	Name:	Daria Mahoney
	Title:	Vice President

WELLS FARGO BANK, NA
By:	/s/ Dustin S. Hansen
	Name:	Dustin S. Hansen
	Title:	Vice President

BANK OF SCOTLAND
By:	/s/ Joseph Fratus
	Name:	Joseph Fratus
	Title:	First Vice President

BNP PARIBAS
By:	/s/ Russell Otts
	Name:	Russell Otts
	Title:	Vice President

By:	/s/ David Dodd
	Name:	David Dodd
	Title:	Managing Director

ALLIED IRISH BANKS P.L.C.
By:	/s/ Vaughn Buck
	Name:	Vaughn Buck
	Title:	Director

By:	/s/ David O’Driscoll
	Name:	David O’Driscoll
	Title:	Assistant Vice President

FORTIS CAPITAL CORP.
By:	/s/ Michele Jones
	Name:	Michele Jones
	Title:	Senior Vice President

CALYON NEW YORK BRANCH
By:	/s/ Dennis Petito
	Name:	Dennis Petito
	Title:	Managing Director

By:	/s/ Michael Willis
	Name:	Michael Willis
	Title:	Director

MORGAN STANLEY BANK
By:	/s/ Daniel Twenge
	Name:	Daniel Twenge
	Title:	Authorized Signatory

DEUTSCHE BANK TRUST COMPANY AMERICAS
By:	/s/ Omayra Laucella
	Name:	Omayra Laucella
	Title:	Vice President

By:	/s/ Susan Le Fevre
	Name:	Susan Le Fevre
	Title:	Director

SCHEDULE A
COMMITMENTS
AND APPLICABLE PERCENTAGES

		Applicable
Lender	Commitment	Percentage	Borrowing Base
Bank of America, N.A.	$47,142,857	6.285714267%	$44,000,000
Union Bank of California, N.A.	$47,142,857	6.285714267%	$44,000,000
Royal Bank of Canada	$47,142,857	6.285714267%	$44,000,000
Barclays Bank PLC	$47,142,857	6.285714267%	$44,000,000
Credit Suisse	$47,142,857	6.285714267%	$44,000,000
Bank of Oklahoma, N.A.	$21,428,571	2.857142799%	$20,000,000
Comerica Bank	$32,477,679	4.330357200%	$30,312,500
The Bank of Nova Scotia	$32,477,679	4.330357200%	$30,312,500
Sun Trust Bank	$32,477,679	4.330357200%	$30,312,500
The Royal Bank of Scotland plc	$32,477,679	4.330357200%	$30,312,500
BMO Capital Markets Financing, Inc.	$32,477,679	4.330357200%	$30,312,500
MiFirst Bank	$21,428,571	2.857142799%	$20,000,000
U.S. Bank National Association	$39,642,857	5.285714267%	$37,000,000
Wells Fargo Bank, N.A.	$39,642,857	5.285714267%	$37,000,000
Bank of Scotland	$39,642,857	5.285714267%	$37,000,000
BNP Paribas	$32,477,679	4.330357200%	$30,312,500
Allied Irish Banks P.L.C.	$32,477,679	4.330357200%	$30,312,500
Fortis Capital Corp.	$39,642,857	5.285714267%	$37,000,000
Calyon New York Branch	$39,642,857	5.285714267%	$37,000,000
Morgan Stanley Bank	$13,392,856	1.785714132%	$12,500,000
Deutsche Bank Trust Company Americas	$32,477,679	4.330357200%	$30,312,500

Total	$750,000,000	100.000000000%	$700,000,000